Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events
Subsequent Events

24) Subsequent Events

The Partnership has evaluated subsequent events from the balance sheet date through April 10, 2019, the date at which the audited consolidated financial statements were available to be issued, and determined that there are no other items to disclose, except as follows:

On February 14, 2019, the Partnership paid a quarterly cash distribution of $0.52 per common unit with respect to the quarter ended December 31, 2018. The aggregate amount of the paid distribution was was 18.0 million. On February 14, 2019, the Partnership also paid a cash distribution to holders of Series A Preferred Units with respect to the quarter ended December 31, 2018 in an aggregate amount equal to $1.8 million.

On November 29, 2018, the Partnership announced that John Costain has decided to resign as Chief Executive Officer and Chief Financial Officer of the Partnership as of May 31, 2019 in order to pursue other interests. The Partnership's Board has approved the appointment of Gary Chapman as the new Chief Executive Officer and Chief Financial Officer of the Partnership commencing June 1, 2019.

On December 17, 2018, the Partnership's subsidiary that owns the Windsor Knutsen and Shell agreed to suspend the vessel's time charter contract for a minimum of 10 months and a maximum of 12 months. The suspension period commenced March 4, 2019. During the suspension period, the Windsor Knutsen will operate under a time charter contract with Knutsen Shuttle Tankers Pool AS, on the same terms as the existing time charter contract with Shell.